AMENDMENT
                                    ---------

                  Amendment ("Amendment") dated as of July 1, 1996 to the
                              ---------
Revolving Credit Agreement referred to below between Consolidated Hydro, Inc., a Delaware corporation (the "Borrower"), Den norske Bank ASA (the "Agent") and the
                           --------                              -----
banks named therein (the "Bank");

                              PRELIMINARY STATEMENT
                              ---------------------

                  1. The Borrower, the Agent and the Banks are party to a Revolving Credit Agreement (as amended or restated from time to time, the "Credit Agreement") dated as of October 14, 1993.
 ----------------

                  2. The Borrower has requested that the Credit Agreement be amended for the purpose of, among other things, changing the Expiry Date, reducing the Total Commitment and modifying certain financial covenants.

                  3. Subject to and on the terms and conditions set forth herein, the Agent and the Banks are willing to agree to such request.

                  NOW THEREFORE, the parties hereto agree as follows:

                  A. Unless otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.

                  B. The Borrower, the Agent and the Banks agree that the Credit Agreement is hereby amended as follows:


I. Section 2.1(a) shall be amended by adding the following at the end thereof:

                  "Notwithstanding the foregoing, no Loan shall be made on or after June 1, 1996, except for Loans made or deemed made as a result of the payment of any drawing under any Letter of Credit."

                  1. The first sentence of Section 2.1(c) shall be amended to read in its entirety as follows:

                  "The Total Commitment shall be reduced on the following dates to the related amounts:

                                                       Total
                           Date                     Commitment
                           ----                     ------------

     Prior to November 20, 1996                      $5,000,000
               January 31, 1997                      $4,500,000
                  July 31, 1997                      $3,000,000
               January 31, 1998                      $2,000,000
                  July 31, 1998                              $0

In addition to the foregoing, the Total Commitment (as set forth opposite each date above) shall be reduced by (i) $500,000, when the aggregate value of the net proceeds from Northeast Asset Sales is greater than or equal to $5,000,000 and (ii) without duplication, $1,000,000, when (x) such aggregate value is greater than or equal to $10,000,000 or (y) all or substantially all of the Northeast Assets have been disposed of. At the time of any reduction of the Total Commitment, whether pursuant to this Section 2.1(c) or otherwise, the Commitment of each Bank shall be reduced to the amount equal to such Bank's Pro Rata Share of the total Commitment as so reduced."

                  2. Section 2.7 shall be deleted.

                  3. Section 3.1(c) shall be deleted in its entirety.

                  4. Section 5.2 shall be amended by adding the following at the end thereof:

                  "Notwithstanding the foregoing, on and after the Effective Date of the 7/1/96 Amendment, the fee described in the first sentence of this Section 5.2 shall be 2%, instead of 1.5%."

                  5. Section 6.1 shall be amended to read in its entirety as follows:

                  "6.1 Repayment of Loans.  (a) Any Loan(s) made or
                       ------------------
                  deemed made as the result of the payment of any drawing under any Letter of Credit shall be payable ON DEMAND.

                  (b) The Borrower agrees that, if and to the extent that, on any day, the aggregate L/C Available Amount of all Letters of Credit (other than Subsidiary Letters of Credit) exceeds the Total Commitment, as reduced pursuant to this Agreement, the Borrower will reduce such L/C Available Amount in the amount of such excess through the cancellation or reduction of Letters of Credit.

                  (c) If any reduction or cancellation is required pursuant to
                  Section 6.1(b), the Issuing Bank will, if so requested in writing by the Borrower at least 30 days prior to the date of such reduction, issue a Letter of Credit (each a "Subsidiary
                                                                    ----------
                  Letter of Credit") to the beneficiary of the Letter of Credit
                  ----------------
                  being reduced or cancelled and for the account of the
                  Subsidiary (each a "Borrowing Subsidiary") for whose project
                                      --------------------
                  or business the Letter of Credit being reduced or cancelled was originally issued. Each Subsidiary Letter of Credit shall
                  (i) be in an amount not greater than the amount of the related reduction of the L/C Available Amount of the Letter of Credit being cancelled or reduced, as the case may be, (ii) expire no later than the L/C Expiry Date, (iii) be in form and substance satisfactory to the Issuing Bank and (iv) be issued pursuant to a Reimbursement Agreement (each a "Reimbursement
                                                        -------------
                  Agreement") substantially in the form of Exhibit B annexed
                  ---------
                  hereto and on the terms and conditions set forth herein and therein. Such documents and instruments, in any event, shall provide that the obligations of the Borrowing Subsidiary shall be secured by cash collateral deposited at the New York or Cayman Islands office of the Issuing Bank in an amount equal to the face amount of the related Subsidiary Letter of Credit.

It is understood and agreed that, in connection with the issuance of any Subsidiary Letter of Credit, the related Letter of Credit previously issued may have to be amended or re-issued to reflect the reduction of the L/C Available Amount thereof. Each Borrowing Subsidiary shall be deemed to be a Restricted Subsidiary and a Significant Subsidiary for purposes of this Agreement until the related Subsidiary Letter of Credit has expired and all obligations of such Borrowing Subsidiary thereunder and under the related Reimbursement Agreement have been paid in full."

                  6. Section 6.2(a) shall be deleted in its entirety, but the designation of 6.2(b) shall not be changed.

                  7. Section 6.2(b) shall be amended by adding the following at the end thereof:

                  "If pursuant to this Section 6.2(b) the Borrower is required to make any prepayment in respect of the Loans, then, instead of any such prepayment, the Total Commitment (as set forth opposite each date in Section 2.1(c) of this Agreement) shall be reduced by the amount otherwise required to be prepaid in accordance with, and with the effect provided by, Section 2.1(c) of this Agreement."

                  8. Sections 6.2(d), 6.4, 9.4 and 11.6(a) shall be deleted in their entirety.

                  9. Section 10.2(b) shall be amended to read in its entirety as follows:

                  "(b) in the case of the annual Financial Statements delivered pursuant to Section 10.1, (i) a statement by the independent certified public accountants reporting on such Financial Statements that, (x) in making the audit in connection with such Financial Statements, nothing has come to their attention that caused them to believe that the Borrower was not in compliance with Sections 4.04, 4.06 and 5.01 of the Indenture and Sections 11.5 or 11.6 of the Credit Agreement (noting, however, that their audit was not directed primarily toward obtaining knowledge of such noncompliance), (y) in conducting their audit, they acquired no actual knowledge that any Event of Default or Default has occurred and is continuing under the Indenture or the Credit Agreement (noting, however, with respect to such actual knowledge, they relied solely on the representations made to them by management of the Borrower in its management representation letter, but they are not aware of any reason why such reliance is not justified), or, (z) if any such noncompliance, Event of Default or Default has come to their attention, such statement shall specify the nature and period of existence thereof, provided that such
                                                   --------
                  independent certified public accountants shall not be liable in respect of such statement by reason of any failure to obtain knowledge of any such non-compliance, Event of Default or Default that would not be disclosed in the course of an audit exam-ination conducted in accordance with generally accepted auditing standards in effect at the date of such examination, and (ii) a certificate of an Authorized Representative of the Borrower certifying which Subsidiaries are Significant Subsidiaries;"

                  10. Section 11.6(b) shall be amended by changing the ratio "2.75 to 1.0" set forth therein to "2.0 to 1.0."

                  11. Section 12.2 is amended to read in its entirety as follows:

                  "12.2 Representations and Warranties. Any representation,
                        ------------------------------
                  warranty or statement made or deemed made by the Borrower or any Borrowing Subsidiary herein, in any other Loan Document or otherwise in connection herewith or therewith, shall be breached or be untrue in any material respect on or as of the date made or deemed made; or"

                  12. Annex I shall be amended by (a) adding the following at the end of the definition of "Adjusted Consolidated Net Worth":

                  "plus $77,200,000."
                   ----

                  (b) amending the definition of "L/C Expiry Date" to read in its entirety as follows:

                  "`L/C Expiry Date' shall mean July 31, 1998."
                    ---------------

                  (c) amending the definition of "Asset Sales" to exclude any Northeast Asset Sales, amending the definition of "Loan Documents" by adding at the end thereof:

                  "and shall also include any Borrowing Subsidiary Loan Documents."

and amending the definition of Net Cash Proceeds to exclude any proceeds from Northeast Asset Sales.

                  (d) deleting the definition of "Clean-Up Period" and adding the following new definitions in alphabetical order:

                  "Borrowing Subsidiary" - Section 6.1(c).
                   --------------------

                  "Borrowing Subsidiary Loan Documents" shall mean any documents
                   -----------------------------------
                  or instruments executed and delivered by a Borrowing Subsidiary in connection with a Subsidiary Letter of Credit.

                  "Northeast Assets" shall mean all or any part of the assets
                   ----------------
                  of, or the capital stock or other equity interests of, the entities listed on Schedule 1 hereto.

                  "Northeast Asset Sale" shall mean any Asset Sale
                   --------------------
                  of the Northeast Assets.

                  "7/1/96 Amendment" shall mean the Amendment to this Agreement
                   ----------------
                   dated as of July 1, 1996.

                  "Subsidiary Letter of Credit" - Section 6.1(c).
                   ---------------------------

                  C. The amendments set forth above are limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any other term or condition of the Credit Agreement or any other Loan Document, (b) prejudice any right or rights which the Agent, the Issuing Bank or the Banks may now or in the future have in connection with the Credit Agreement or any other Loan Document. It is understood, however, that (i) all Events of Default and Defaults cured by the amendments set forth herein shall be deemed waived by the Agent and the Banks and (ii) the Agent and the Banks waive all Defaults and Events of Default which occurred prior to the Effective Date of this Amendment. Except as modified hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect.

                  D. The Borrower represents and warrants that as of the Effective Date (as hereinafter defined), after giving effect to this Amendment,
(i) all representations and warranties contained in the Credit Agreement or other Loan Documents are true and correct; and (ii) no Default exists.

                  E. For purposes of the representations and warranties made pursuant to paragraph E above and for purposes of any documents and papers delivered in connection with the execution and delivery of the Credit Agreement, the effectiveness of this Amendment or thereafter, the term "Credit Agreement" shall mean the Credit Agreement as modified hereby and the term "Loan Documents" shall include the Loan Documents as modified hereby.

                  F. This Amendment may be executed in counterparts, of which each shall be an original and all shall constitute a single instrument, and shall become effective on the date (the "Effective Date") when (x) the Borrower,
                                         --------------
the Agent, and each Bank shall have signed a copy hereof (whether the same or different copies) and the Agent shall have received a copy executed by all such parties and (y) unless waived by the Agent in writing, the Agent shall have received each of the following documents:

                           (i)  an amendment fee equal to $29,703, such
         fee shall not, in any event, be refundable,

                           (ii) a copy of the Certificate set forth at the foot of this Amendment executed and delivered by the Secretary or an Assistant Secretary of the Borrower, and

                           (iii) a favorable opinion from counsel for the Borrower covering the matters set forth in Exhibit A hereto.

All such documents and information shall be in form and substance satisfactory to the Bank.

                  G. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without giving effect to the conflict of laws provisions thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                                     CONSOLIDATED HYDRO, INC.




                                       By   /s/ Edward M Stern
                                                --------------------------------
                                                Edward M Stern

                                      Title   President

                                                     DEN NORSKE BANK ASA,
                                                       Individually and as Agent




                                       By   /s/ Philip F. Kurpiewski
                                                --------------------------------
                                                Philip F. Kurpiewski

                                        Title   President




                                       By   /s/ Bjorn Erik Lippstead
                                                --------------------------------
                                                Bjorn Erik Lippestad

                                      Title     Senior Vice President

                             SECRETARY'S CERTIFICATE
                             -----------------------

                  The undersigned, the Secretary or Assistant Secretary of Consolidated Hydro, Inc., a Delaware corporation (the "Borrower"), hereby
                                                       --------
certifies that the foregoing letter of amendment ("Amendment") dated July 1,
                                                   ---------
1996 and the transactions contemplated thereby have been duly authorized and approved by all necessary corporate and shareholder action and that the officer of the Borrower who has executed and delivered such Amendment has been duly authorized to take such action and all such other action as may be necessary or desirable to effect the intent and purposes of such Amendment and the transactions contemplated thereby.

                  IN WITNESS WHEREOF, the udnersigned has hereunto set forth his/her hand and affixed the corporate seal of the Borrower on the 3rd day of December , 1996.



                                                  /s/ Patrick J. Danna
                                                      --------------------------
                                              Name:   Patrick J. Danna
                                              Title:  Asst. Sec'y
                                                      Consolidated Hydro, Inc.

[Seal]

                                                                      Schedule 1


                                Northeast Assets
                                ----------------

                                                                         MW
     UTILITY                   PROJECT                                CAPACITY
     -------                   -------                                --------

     CMP:                      Upper Barker                            0.95
                               Lower Barker                            1.50
                               Browns Mill                             0.59
                               Greenville                              0.57
                               Pittsfield                              1.05
                               Damariscotta                            0.46
                               Eustis                                  0.25
                               Gardiner                                1.00
                               Mechanics Falls                         1.30
                               Norway                                  0.32
                               South Berwick                           0.53
                               York                                    1.25
                                                                     ------
                                                                       9.77

     PSNH:                     EHC                                     1.00
                               Kelly's Falls                           0.45
                               Rollinsford                             1.49
                               Salmon Falls                            1.20
                               Somerwsoth                              1.29
                                                                     ------
                                                                       5.43

     Bangor Hydro:             Milo                                    0.60
                               Pumpkin Hill                            0.95
                                                                     ------
                                                                       1.55
                                                                     ------
     TOTAL                                                            16.75
                                                                     ======

                                                              Schedule 1


                               OPINION OF COUNSEL

                  The terms used herein shall have the meaning provided in the Credit Agreement referred to in the Reimbursement Agreement to which this
Schedule is attached, unless otherwise defined herein.

                  1. The Account Party is duly organized, validly existing and is in good standing under the law of the State of ______________.

                  2. The Account Party has the power to execute, deliver and carry out the terms and provisions of the Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of the Agreement. The Account Party has duly executed and delivered the Agreement, and the Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that enforcement may be limited by the provisions of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or the application of generally equitable principles (regardless of whether enforcement is sought in equity or at law).

                  3. Neither the execution, delivery or performance by the Account Party of the Agreement nor the consummation by it of the transactions contemplated thereby will (i) require the approval of its stockholders, (ii) contravene any provision of any law, statute, rule or regulation applicable to CHI, the Account Party or any Subsidiary or any judgment, decree, franchise, order or permit or any decision of any arbitrator applicable to CHI, the Account Party or any Subsidiary, (iii) conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the properties or assets of CHI, the Account Party or any Subsidiary pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument known to us, after due inquiry, to which CHI, the Account Party is a party or by which the Account Party or any of its property or assets is bound or to which the Account Party or its assets may be subject, or (iv) violate any provision of any Organizational Document of CHI, the Account Party.

                  4. No order, consent, approval, license, authorization or validation of, filing, recording or registration with, or exemption by, any governmental or public body or authority, or any connection with (i) the execution, delivery and performance of the Agreement or any other Loan Document or (ii) the legality, validity, binding effect or enforceability of the Agreement, or any other Loan Document.

                  5. After giving effect to the Agreement, the Revolving Credit Agreement (the "Credit Agreement") dated as of October 14, 1993 among
                ----------------
Consolidated Hydro, Inc., Den norske Bank ASA, and the Banks named therein constitutes the Working Capital Facility (as defined in the Indenture) and the performance and observance of the terms and provisions of the Agreement will not affect the status of the Credit Agreement as the Working Capital Facility.

                  For purposes of this opinion, we have assumed, with your permission, that the law of the State of New York is the same as the law of the State of ________________.

                                                              Very truly yours,

                                                                      EXHIBIT A


                               OPINION OF COUNSEL

                  Terms used herein shall have the meaning provided in the Credit Agreement referred to in the Amendment to which this Exhibit is attached, unless otherwise defined herein.

                  1. The Borrower is duly organized, validly existing and is in good standing under the law of the State of Delaware.

                  2. The Borrower has the power to execute, deliver and carry out the terms and provisions of the Amendment and has taken all necessary action to authorize the execution, delivery and performance by it of the Amendment. The Borrower has duly executed and delivered the Amendment and the Credit Agreement, as amended by the Amendment, constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that enforcement may be limited by the provisions of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or the application of general equitable principles (regardless of whether enforcement is sought in equity or at law).

                  3. Neither the execution, delivery or performance by the Borrower of the Amendment nor the consummation by it of the transactions contemplated thereby will (i) require the approval of its stockholders, (ii) contravene any provision of any law, statute, rule or regulation applicable to the Borrower or any Subsidiary or any judgment, decree, franchise, order or permit or any decision of any arbitrator applicable to the Borrower or any Subsidiary, (iii) based on the assumption stated in the last sentence of this paragraph 3, conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the properties or assets of the Borrower or any Subsidiary pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument known to us, after due inquiry to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of its property or assets is bound or to which the Borrower or any

Subsidiary or its assets may be subject, or (iv) violate any provision of any Organizational Document of the Borrower or any Subsidiary. After giving effect to the Amendment, the Credit Agreement constitutes the Working Capital Facility (as defined in the Indenture) and the performance and observance of the terms and provisions of the Amendment will not affect the status of the Credit Agreement as the Working Capital Facility. Our opinion in clause 3 of this paragraph is qualified to the extent that certain third party consents may be required prior to the entering into and performance by a Borrowing Subsidiary of a Reimbursement Agreement and the transactions contemplated thereby.

                  4. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with (i) the execution, delivery and performance of the Amendment or any other Loan Document or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, as amended by the Amendment, or any other Loan Document.

                  For purposes of this opinion, we have assumed, with your permission, that the law of the State of New York is the same as the law of the State of ________________.

                                                     Very truly yours,

                                                                EXHIBIT B to the
                                                                 THIRD AMENDMENT

                             REIMBURSEMENT AGREEMENT
                               (Letter of Credit)


                  Agreement between the Account Party named below and Den norske Bank ASA (the "Bank" or the "Issuing Bank") dated as of _______________, 199___.
               ----          ------------

                  1. The following terms and provisions shall apply to this Agreement; the meaning of any term in this or any other Section of this Agreement expressed in the singular shall apply, mutatis mutandis, to the same
                                                 ------- --------
term expressed in the plural and vice versa; all definitions of agreements,
                                 ---- -----
notes or other instruments shall mean such agreements as modified or amended in accordance with the terms thereof and all definitions of promissory notes shall include all promissory notes issued in replacement or substitution thereof:

                  "Account Party": ________________________________, a
                   -------------
___________________ corporation and a subsidiary of Consolidated Hydro, Inc., a Delaware corporation("CHI").

                  "CHI Credit Agreement": Revolving Credit Agreement dated as of
                   --------------------
October 14, 1993 among CHI, Den norske Bank ASA, as Agent and the Banks named therein, as amended from time to time.

                  Except as otherwise defined in this Agreement, terms used in this Agreement and defined in the CHI Credit Agreement shall be used herein as so defined. All references to the "Loan(s)" or the "Borrower" in the provisions of the CHI Credit Agreement which are incorporated into this Agreement by reference, shall be deemed to be references to the Loans made under this Agreement or the Account Party, as the case may be.

                  2. The Account Party has requested that the Bank issue, for the account of the Account Party, a letter of credit, together with the Letter of Credit issued in substitution or replacement thereof (the "Letter of
                                                              ---------
Credit").
------
                  3. The Account Party agrees to pay to the Issuing Bank, a fee with respect to the Letter of Credit, computed at a rate of 0.25% per annum on the L/C Available Amount of the Letter of Credit and payable in arrears on the last Business Day of March, June, September and December of each year commencing on the first such date occurring after the date on which such Letter of Credit is issued. In addition, the Account Party agrees (x) to pay to the Issuing Bank for its own account the Issuing Bank's standard charges and expenses, as in effect from time to time, in connection with the issuing, transmitting, maintaining, administering, amending, processing or paying the Letter of Credit and (y) to pay any and all costs or charges of any other Person relating to the advising, confirming, negotiating, paying or similar acts with respect to the Letter of Credit, provided that, if
                                                             --------
any beneficiary shall require that the Letter of Credit be confirmed, and such requirement is reasonably acceptable to the Issuing Bank and the cost of such confirmation shall exceed 1% per annum (based upon the L/C Available Amount) plus any amounts payable during any relevant period pursuant to Section 4 the
----
CHI Credit Agreement (as incorporated herein by reference), then, Den norske
                                                            ----
Bank AS shall pay such excess costs of confirmation, provided that, if the
                                                     --------
confirming bank is not selected by Den norske Bank AS, the cost of such confirmation borne by Den norske Bank AS shall not exceed an amount computed at a rate equal to 1/2 of 1% per annum (based upon the relevant L/C Available Amount. Fees charged on a per annum basis shall be computed on the number of days actually elapsed on the basis of a 360-day year.

                  4. Any amount drawn under the Letter of Credit (whether issued by the Bank or any other Issuing Bank) shall be paid by the Issuing Bank using the amounts credited to the Cash Collateral Account (as hereinafter defined). If, for any reason, such amounts cannot be so applied or the application thereof is reversed, the amount of such drawing shall constitute a loan (each a "Loan")
                                                                         ----
by the Bank to the Account Party made on the date of any such drawing. Each Loan shall bear interest, from the date of such drawing until such amount is repaid to the Bank, at the time(s) and at the rate(s) provided for Loans in the CHI Credit Agreement. Sections 3 and 4 of the CHI Credit Agreement are incorporated herein by reference, together with the defined terms used in said Sections 3 and 4; provided that, for this purpose;
   -------- ----
                         (i)  the Default Rate shall apply only upon the
earlier of the date on which (x) the Bank is (by operation of law, legal process or otherwise) prevented from applying the Deposited Funds to the Secured Obligations or (y) the Bank rescinds any such application in connection with any bankruptcy or other proceeding for the relief of financially distressed debtors, and

                      (ii) each Loan and interest thereon shall be payable ON DEMAND.

                  5. All payments provided for hereunder shall be effectively made to the Bank, in lawful money of the United States of America (without setoff or counterclaim in immediately available funds), prior to 12:00 Noon on the date when due at the office of the Bank located at 200 Park Avenue, New York, New York 10166 or such other place and for the account of such office of the Bank as the Bank may designate. The Bank is authorized to debit any account of the Account Party with the Bank for all amounts payable under this Agreement or the other Loan Documents.

                  6. Each Letter of Credit shall be in form and substance satisfactory to the Account Party and the Issuing Bank, and, unless otherwise agreed by the Account Party and the Issuing Bank, shall (i) have an initial expiry date, which shall be no later than one year after the date of its issuance or, if earlier, the L/C Expiry Date, subject to automatic renewal unless notice to the contrary is given by the Issuing Bank in writing a specified period before the then current expiry date, and (ii) state that, except as otherwise provided therein, such Letter of Credit shall be governed by the Uniform Customs and, to the extent not inconsistent therewith, the law of the State of New York.

         The Bank shall not be required to issue the Letter of Credit unless, within a reasonable time before such issuance, the Bank shall have received from the Account Party an L/C Request. The documents executed and delivered in connection with the issuance or performance of the Letter of Credit (including, without limitation, any standing agreement or application for standby or commercial letters of credit, any application for steamship guaranty, air release or similar document, any trust receipt or any other document relating to the Letter of Credit or the transactions contemplated thereby or in connection therewith) are herein sometimes referred to as the "L/C Documents". In the case
                                                    -------------
of an L/C Request, on the date specified in such L/C Request (or as soon thereafter as is practicable), the Issuing Bank shall issue the requested Letter of Credit by sending it to the beneficiary thereof, or as the Account Party may otherwise direct.

                  7. The Account Party assumes all risks of the acts, omissions or misuse of the Letter of Credit by the beneficiary or any other user thereof and those of any bank engaged to issue, advise, pay, negotiate, confirm or otherwise deal with the Letter of Credit. The Issuing Bank (and, also, the Agent and the Banks) shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any draft or document submitted by any party in connection with the application for, issuance of, or payment under, the Letter of Credit, even if any thereof should in fact proved to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (ii) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopy or otherwise, whether or not they be in cipher, (iii) for any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under the Letter of Credit or of any proceeds thereof or (iv) for any consequences arising from causes beyond the control of the Issuing Bank. None of the above shall affect, impair, or prevent the vesting of any of the Issuing Bank's rights or powers hereunder or under any of the other documents or instruments executed in connection herewith. The Account Party shall protect the Issuing Bank, the Agent and the Banks in connection with the Payment of any draft presented on or before the expiration of any time limit expressed in the related Letter of Credit regardless of when drawn and when or whether negotiated. In furtherance and extension and not in limitation of the specific provisions hereinbefore set forth, the Account Party agrees that any action taken by the Issuing Bank under or in connection with the Letter of Credit or the relevant drafts shall be binding on the Account Party and shall not put the Issuing Bank, the Agent or any Bank under any resulting liability to the Account Party, and the Account Party makes like agreement as to any inaction or omission, unless, in the case of the Issuing Bank, it acted with gross negligence or willful misconduct. Without limiting the foregoing, the obligation of the Account Party or the Banks to reimburse the Issuing Bank and the Banks, as the case may be, with respect to any drawing made under the Letter of Credit shall be irrevocable, absolute and unconditional and shall not be subject to any qualification or exception whatsoever, and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                         (i) any lack of validity or enforceability of this Agreement, the Letter of Credit or any related document or instrument;

                        (ii)    the existence of any claim, setoff,
                                defense or other right which the Account
                                Party may have at any time against a
                                beneficiary or transferee of the Letter of Credit (or any Person for whom any such beneficiary or transferee may be acting), the Agent, the Issuing Bank, any Bank or any other Person, whether in connection with this agreement, the Letter of Credit, any other Loan Document, the transactions contemplated hereby or thereby or any unrelated transactions (including any underlying transactions between the Account Party and the beneficiary named in the Letter of Credit);

                       (iii) payment by the Issuing Bank under the Letter of Credit of any draft which does not comply with the terms of such Letter of Credit:

                        (iv) any other circumstance or happening whatsoever which would give rise to a defense against payment regardless of whether similar to any of the foregoing; or

                         (v)    the occurrence of any Default or the
                                termination or expiration of any
                                Commitment;

provided that, nothing herein shall prejudice any right of the Account Party to
-------------
bring an independent action against the Issuing Bank with respect to any claim that the Issuing Bank acted with gross negligence or wilful misconduct. The term "draft" as used in this Agreement shall mean and include any draft or drawing
 -----
certificate or statement and any and all documents and instruments required to be presented for payment under the Letter of Credit.

                  8. The Account Party hereby agrees at all times to protect, indemnify and save harmless the Bank from and against any and all claims, actions, suits and other legal proceedings, and from and against any and all loss, claims, demands, liabilities, damages, costs, charges, counsel fees and other expenses which the Bank may, at any time, sustain or incur by reason of or in consequence of or arising out of the issuance or performance of the Letters of Credit (including, without limitation, any action to restrain or enjoin any payment thereunder), it being the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Bank against any and all risks involved in the issuance or performance of the Letters of Credit, all of which risks are hereby assumed by the Account Party, including, without limitation, any and all risks of the act or omissions, whether rightful or wrongful, of any present or future de jure or de facto
                                                       -------    --------
government or governmental authority (all such acts and omissions, "Government
                                                                    ----------
Acts"). Without in any way limiting the foregoing, the Account Party hereby
----
further agrees (i) at all times to protect, indemnify and save harmless the Bank from and against any and all claims, actions, suits and other legal proceedings, and from and against any and all losses, claims, demands, liabilities, damages, costs, charges, counsel fees and other expenses which the Bank may, at any time, sustain or incur by reason of or in consequence of or arising out of the Letter of Credit being issued by an Issuing Bank other than the Bank or as a result of the Bank executing any application (including any joint application) or other Letter of Credit Document for the issuance of, or in connection with, such Letter of Credit (including, without limitation, all claims, demands, liabilities, damages, costs, charges, counsel fees and other expenses incurred by the Bank to such Issuing Bank, or payments made by the Bank to such Issuing Bank, in connection with any such Letter of Credit or the Letter of Credit Document), (ii) that the Bank shall have no liability to the Account Party, as an applicant or a joint applicant for any such Letter of Credit, and the Account Party shall have no right against the Bank (by way of indemnification, contribution or otherwise) in connection therewith and (iii) the Bank shall be entitled to the benefits of any indemnification provision provided to any Issuing Bank under the Letter of Credit Document with the effect that, without limiting any other provision of this Agreement, the Bank shall be indemnified for any and all matters with respect to which such Issuing Bank is indemnified. The Bank shall not, in any way, be liable for any failure by the Bank or anyone else to pay any draft under the Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Bank. The provisions of this
Section 8 shall survive the termination of this Agreement.

                  9. The Account Party hereby authorizes and directs the Bank to establish a special account named the [Name of Account Party] Cash Collateral Account (the "Cash Collateral Account") at its office identified below or at
              -----------------------
any of its other branch offices, such account to be maintained until the Letter of Credit is terminated or expired and all Secured Obligations are paid in full. On or before the Letter of Credit is issued, the Account Party shall deposit in the Cash Collateral Account an amount (the "Cash Collateral Amount") equal to
                                            ----------------------
the face amount of the Letter of Credit.

                  The Bank shall have a lien on, and security interest in, all amounts (together with all interest, if any, accrued thereon) in the Cash Collateral Account. All amounts deposited in the Cash Collateral Account (but not interest accrued thereon) shall bear interest for each day from the date of such deposit to (but not including) the Charge Date (as hereinafter defined) at a rate per annum equal to the lesser of

                         (i) (x) The rate determined by the Issuing Bank at its principal office in New York City as the rate which the Issuing Bank is willing to pay for U.S. dollar deposits in an amount equal to the cash collateral amount for which interest is being determined during such day or, if such day is not a Business Day, during the next preceding Business Day minus (y)
                                                                -----
                                0.25%, or

                        (ii) the highest rate permitted by law.

                  All such interest shall be credited to the Cash Collateral Account quarterly. As used herein, the term "Charge Date" shall mean, with
                                             -----------
respect to any amount bearing interest in the Cash Collateral Account, the earlier of:

                  (a) the date on which a corresponding amount is paid by the Bank pursuant to the Letter of Credit or charged by the Bank in respect of any of the Account Party's obligations hereunder or

                  (b)      the date on an event of the type referred to in
                           Section 12.7 of the CHI Credit Agreement shall occur with respect to the Account Party.

                  Upon the giving of 3 Business Days prior written request to the Bank, the Account Party shall be entitled to withdraw from the Cash Collateral Account all amounts in excess of the sum of (w) all amounts due under this Agreement and the other Letter of Credit Documents (whether for principal, interest or otherwise), (x) all amounts which the Bank may be required to pay under the Letter of Credit, and (y) all unreimbursed amounts paid by the Bank under the Letter of Credit and
(z) all fees which may be payable to the Bank in respect of the Letter of Credit (whether or not then due).

                  11. The Account Party represents and warrants that:

                  (i) the Account Party is duly organized, validly existing and in good standing under the jurisdiction of its incorporation and has the power to enter into and perform its obligations hereunder and the transactions contemplated hereby;

                 (ii) this Agreement constitutes the duly autho-rized, legal, valid and binding obligation of the Account Party, enforceable in accordance with its terms; and all acts, filings, condi-tions and things required to be done and per-formed and to have happened (including, with-out limitation, the obtaining of all neces-sary corporate or shareholder approvals and all third party and governmental approvals) precedent to the entering into of this Agree-ment have been done, performed and have happened in due and strict compliance with all applicable laws;

                (iii) the entering into and performance of this Agreement by the Account Party will not violate any law, rule, regulation, order, decree, permit, agreement or instrument to which CHI the Account Party is a party or is subject, or result in the imposition of any lien upon any of CHI's or the Account Party's assets (except as contemplated hereby);

                 (iv) no event of the type referred to in Section 12.7 of the CHI Credit Agreement has occurred with respect to the Account Party; and

                  12. The Account Party represents and agrees that:

                  (i) legal proceedings against it with respect this Agreement and the transactions contem-plated hereby may be brought in the courts of its jurisdiction of organization or principal location or any jurisdiction in which the Account Party has substantial assets or the courts of the State of New York or of the United States of America for the Southern District of New York, as the Bank may elect, and that the jurisdiction of such courts is generally and unconditionally accepted;

               (ii) service of process out of any such court may be made by mailing copies thereof by registered or certified air mail, postage prepaid, to the Account Party at its address for notices as specified herein and will become effective 30 days after such mailing;

              (iii) it is not entitled to, and to the extent it hereafter becomes so entitled, hereby waives any immunity, sovereign or otherwise, with respect to itself and its property from jurisdiction, service, attachment (both before and after judgment) and execution in legal proceedings wherever commenced to enforce or collect upon this Agreement;

               (iv) the courts of the State of New York and the courts of the United States of New York for the Southern District of New York shall have exclusive jurisdiction with respect to any action brought by the Account Party in con-nection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby; and

                 (v) the provisions of this Section 12 shall not limit the right of the Bank to serve process in any other manner permitted by law or to commence legal proceedings in any other court of competent jurisdiction.

                  13. The Bank and the Account Party agree that:

                   (i) communications may be given to the parties hereto at their respective addresses set forth below, or at such other address as may be specified in writing and shall be effec-tive when received; the phrases "written notice" and "in writing" when used herein shall mean notice given in any form of writing however transmitted;

                 (ii) this Agreement may be modified only by an instrument in writing signed by the party against whom enforcement of the modification is sought;

                (iii) this Agreement shall be binding upon the Account Party, its successors and assigns and shall inure to the benefit of and be enforceable by the Bank and its successors and assigns;

                 (iv) the Bank's rights, powers, privileges and remedies under or in connection with this Agreement are cumulative and not exclusive and shall not be waived, precluded or limited by any failure or delay in the exercise thereof or by the partial exercise thereof or by any course of dealing between the Account Party and the Bank;

                  (v) the Account Party agrees to pay and hold the Bank harmless from and against any and all costs and expenses (including legal fees and disbursements and stamp and other taxes) incurred in connection with this Agreement or the Letter of Credit, the enforcement hereof or thereof and any action or proceeding relating to a court order, injunction or other process restraining or seeking to restrain the Bank from paying any amount under the Letter of Credit;

                (vi) for purposes of all exculpatory and indemnification provisions of this Agreement and the other Loan Documents, the terms "Bank" and "Issuing Bank" shall also include their respective directors, officers, employees, agents, and any bank acting on behalf of the Bank and the Issuing Bank in connection with this Agreement or the Letter of Credit and any participant of or in the Bank's interests relating to this Agreement or the other Loan Documents; and

               (vii) this Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with, and be governed by, the law of the State of New York; and each Letter of Credit shall be subject to the Uniform Customs and Practice for Commercial Docu-mentary Credits fixed by the International Chamber of Commerce, as in effect on the date of issuance of the Letter of Credit, and, to the extent not inconsistent with said Uniform Customs and Practice, shall be governed by the law of the State of New York, including
                           Article 5 of the New York Uniform Commercial
                           Code.

                  14. This Agreement may be executed in counterparts, of which each shall be an original and all shall constitute a single instrument, and shall become effective on the date (the "Effective Date") when (x) each of the parties hereto shall have signed a copy hereof (whether the same or different copies) and the Bank shall have received a copy executed by the Borrower and (y) unless waived by the Bank in writing, each of the following conditions shall be satisfied:

                  A.       The Bank shall have received the Cash
                           Collateral Amount for deposit into the Cash
                           Collateral Account;

                  B. The Bank shall have received a favorable opinion of counsel to the Account Party and CHI, substantially in the form of Schedule 1 hereto, dated on or about the Effective Date; such opinion shall be addressed to the Bank and shall cover such other matters as the Bank may reasonably request;

                  C. The Bank shall have received, in U.S. dollars, all fees, costs and expenses payable as of such time pursuant to Sections 3 and 13(v) hereof or otherwise payable in connec-tion with this Agreement or the other L/C Documents or in connection with the transactions contemplated hereby or thereby or relating hereto or thereto;

                  D. All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agree-ment and the other L/C Documents shall be satisfactory in form and substance to the Bank and its counsel, and the Bank shall have received all information and copies of all documents and papers, including records of corporate and governmental proceedings and the financial information required under this Agreement which the Bank may reasonably have requested in connection therewith, such docu-ments and papers (when appropriate) to be certified by proper corporate or governmental authorities and shall, in any event, include:
                           (A) a long form good standing certificate for the Account Party, (B) certified copies of the corporate charter and Organizational Documents of the Account Party and (C) a certificate of the Secretary or an Assistant Secretary of the Account Party certifying (1) the corporate resolutions of the Account Party relating to the entering into and per-formance of the L/C Documents and the trans-actions contemplated thereby and (2) the incumbency and specimen signatures of officers or representatives of the Account Party authorized to execute the L/C Documents and other documents and papers, and to take any other action, in connection herewith and therewith;

                  E. The Bank shall have received the annual Financial Statements of the Account Party as at and for its fiscal year and fiscal quarter most recently ended (or for the prior year and/or quarter, if the Financial Statements for the most recently ended period are not available and less than 120 days, in the case of annual Financial Statements, or 30 days, in the case of quarterly Financial State-ments, have expired), together with a certif-icate of the type required by Section 10.2(a)(i) of the CHI Credit Agreement;

                  F. As at the Effective Date, and after giving effect to this Agreement and the transactions contemplated hereby, (i) no default by the Account Party under this Agreement shall exist and (ii) all representations and warranties of the Account Party shall be true and correct.

                  G. All acts, conditions and things required to be done and performed and to have happened precedent to the execution and delivery of this Agreement and the other L/C Documents in order that the same constitute the legal, valid and binding obligations of the Account Party and the other parties thereto, as the case may be, enforceable in accordance with their terms, shall have been done and per-formed and have happened in strict compliance with all applicable laws; and

                  H. No law, regulation, rule, guideline or other action by any Governmental Authority shall be in effect or shall have occurred, the effect of which is to prevent the Bank or the Account Party from fulfilling their respective obligations hereunder or under the other L/C Documents.

                  All of the L/C Documents, opinions of counsel and other documents and papers referred to in this Section 14 shall be in form and substance satisfactory to the Bank and shall be delivered to the Bank at its Payment Office, or at such other place as the Bank may from time to time specify to the Account Party.

                  15. WAIVER OF JURY TRIAL. EXCEPT TO THE EXTENT PROHIBITED BY
                      --------------------
LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF ANY NATURE WHATSOEVER ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE CHI CREDIT AGREEMENT, THE LETTER OF CREDIT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY AND IN CONNECTION WITH ANY CLAIM, COUNTERCLAIM, OFFSET OR DEFENSE ARISING IN CONNECTION WITH SUCH ACTION OR PROCEEDING, WHETHER ARISING
(X) IN CONNECTION WITH ANY ACTION INSTITUTED BY OR ON

BEHALF OF THE ACCOUNT PARTY, THE BANK OR ANY OTHER PERSON OR (Y) UNDER STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE AND VALIDITY, BINDING EFFECT OR ENFORCEABILITY OF THIS SECTION 15, OR THIS AGREEMENT, THE LETTER OF CREDIT OR ANY OTHER LOAN DOCUMENT.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

Addresses                             __________________    , the Account Party
---------

Telefax No:                           By _______________________________________


200 Park Avenue                       DEN NORSKE BANK ASA
New York, N.Y. 10166
Telefax No:
(212) 681-3900                         By ______________________________________
                                       Title ___________________________________



                                       By ______________________________________
                                       Title ___________________________________

NYFS10...:\84\38684\0003\1924\EXB9267R.080